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                                                                    EXHIBIT 23.1


                         INDEPENDENT AUDITORS' CONSENT
                         -----------------------------


The Board of Directors
Sunrise Medical Inc.

     We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Named Experts and Counsel" in the registration statement.


                                  /s/KPMG LLP

San Diego, California
February 4, 2000